POWER OF ATTORNEY
Know all by these presents,
 that the undersigned hereby
constitutes and appoints Michael
 Gravelle, Jodi Ahlman, Colleen H
aley or Carol Nairn, signing singly,
 the undersigned?s true and
 lawful attorney in fact to:
(1)	execute for and on
behalf of the undersigned, in
the undersigned?s capacity as
 an officer and/or director of
F&G Annuities & Life, Inc. (the
 ?Company?), a Form 3 (Initial
 Statement of Beneficial Ownership
of Securities), Form 4 (Statement
 of Changes in Beneficial
and/or Form 5 (Annual Statement
Changes in Beneficial Ownership),
in accordance with Section 16(a) of
the Securities Exchange Act of 1934
nd the rules thereunder;
(2)	do and perform any and
ll acts for and on behalf of the
 undersigned which may be necessary
or desirable to complete and
execute such Form(s) and to timely
file such Form(s) with the United
States Securities and Exchange
Commission and any stock exchange
or similar authority; and
(3)	take any other action of
any type whatsoever in connection
with the foregoing which, in the
opinion of such attorney in fact, m
ay be of benefit to, in the best
interest of, or legally required by,
 the undersigned, it being understood
that the documents executed by such
attorney in fact on behalf of the
undersigned pursuant to this Power
of Attorney shall be in such form
and shall contain such terms and
conditions as such attorney in fact
may approve in such attorney in fact?s
discretion.
The undersigned hereby grants to
such attorney in fact full power
and authority to do and perform
any and every act and thing
whatsoever requisite, necessary,
or proper to be done in
exercise of any of the rights
nd powers herein granted, as fully
 to all intents and purposes as
the undersigned might or could do
if personally present, with full
 power of substitution or revocation,
 hereby ratifying and confirming
all that such attorney in fact, or
such attorney in fact?s substitute
or substitutes, shall lawfully do
 or cause to be done by virtue
this Power of Attorney and the
rights and powers herein granted.
The undersigned acknowledges that
 the foregoing attorney in fact,
in serving in such capacity at the

 request of the undersigned, is no
t assuming, nor is the Company
assuming, any of the undersigned?s
 responsibility to comply with Section
 16 of the Securities Exchange
Act of 1934.
This Power of Attorney shall
remain in full force and effect
 until revoked by the
in a signed writing delivered to
 the foregoing attorney in fact.
IN WITNESS WHEREOF,  the undersigned
 has caused this Power of
Attorney to be executed as of this
 __________ day of ___________________, 2022.
							____________________________
							Leena Punjabi